                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           _________________________


         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) ___

                           _________________________


                           FIRST UNION NATIONAL BANK
                               (Name of Trustee)

                                                             22-1147033
          (Jurisdiction of Incorporation or               (I.R.S. Employer
      Organization if not a U.S. National Bank)          Identification No.)

       102 PENNSYLVANIA AVENUE, AVONDALE, PA.                   19311
      (Address of Principal Executive Offices)                (Zip Code)


                           _________________________


                          IKON OFFICE SOLUTIONS, INC.
                               (Name of Obligor)

                      OHIO                                   23-0334400
            (State of Incorporation)                      (I.R.S. Employer
                                                         Identification No.)

          P.O. BOX 834, VALLEY FORGE, PA                        19482
      (Address of Principal Executive Offices)                (Zip Code)

                           _________________________

                                DEBT SECURITIES
                        (Title of Indenture Securities)

                                    GENERAL

ITEM 1.  GENERAL INFORMATION.

     Furnish the following information as to the trustee:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

          Comptroller of the Currency, Washington, D.C.
          Board of Governors of the Federal Reserve System, New York, N.Y. Federal Deposit Insurance Corporation, Washington, D.C.

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

               The Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                    COL. A                        COL. B
                    ------                        ------
                 TITLE OF CLASS              AMOUNT OUTSTANDING

Not Applicable

ITEM 4. TRUSTEESHIP UNDER OTHER INDENTURES:

     IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

     (A)  TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

     Not Applicable

     (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

     Not Applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

     IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

     Not Applicable

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

     COL. A         COL. B          COL. C                 COL. D.
     ------         ------          ------                 -------
                                                     Percentage of Voting
                                     Amount owned    securities represented
     Name of Owner  Title of Class   beneficially    by amount given in Col. C

Not Applicable

ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

________________________________________________________________________________
________________________________________________________________________________
COL. A           COL. B               COL. C                   COL. D.
------           ------               ------                   -------
                                                       Percentage of Voting
                                   Amount owned        securities represented
Name of Owner    Title of Class    beneficially        by amount given in Col. C

Not Applicable

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR THE OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

________________________________________________________________________________

COL. A                COL. B           COL. C                         COL. D.
------                ------           ------                         ------
Name of issuer        Whether the      Amount owned beneficially      Percent of class
and title of class    securities are   or held as collateral          represented by
                      voting or not    security for obligations in    amount given in
                                       default by Trustee             Col. C.

Not Applicable

ITEM 9.  SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

--------------------------------------------------------------------------------
     COL. A.           COL. B.               COL. C.                COL. D.
--------------------------------------------------------------------------------

                                     AMOUNT OWNED BENEFICIALLY  PERCENT OF CLASS
     NAME OF                         OR HELD AS COLLATERAL      REPRESENTED BY
     ISSUER AND        AMOUNT        SECURITY FOR OBLIGATIONS   AMOUNT GIVEN IN
     TITLE OF CLASS    OUTSTANDING   IN DEFAULT BY TRUSTEE      COL. C.
--------------------------------------------------------------------------------

     Not applicable

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

--------------------------------------------------------------------------------
     COL. A.       COL. B.             COL. C.             COL. D.
--------------------------------------------------------------------------------

                                AMOUNT OWNED BENEFICIALLY  PERCENT OF VOTING
     NAME OF                    OR HELD AS COLLATERAL      SECURITIES
    ISSUER AND      AMOUNT      SECURITY FOR OBLIGATIONS   REPRESENTED BY AMOUNT
  TITLE OF CLASS  OUTSTANDING   IN DEFAULT BY TRUSTEE      GIVEN IN COL. C.
________________________________________________________________________________

     Not Applicable


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

--------------------------------------------------------------------------------
     COL. A.       COL. B.             COL. C.             COL. D.
--------------------------------------------------------------------------------

                                AMOUNT OWNED BENEFICIALLY  PERCENT OF CLASS
     NAME OF                    OR HELD AS COLLATERAL      REPRESENTED BY
    ISSUER AND      AMOUNT      SECURITY FOR OBLIGATIONS   AMOUNT GIVEN IN
  TITLE OF CLASS  OUTSTANDING   IN DEFAULT BY TRUSTEE      COL. C.
________________________________________________________________________________

     Not Applicable

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

--------------------------------------------------------------------------------
               COL. A.                    COL. B.             COL. C.
--------------------------------------------------------------------------------
          NATURE OF INDEBTEDNESS    AMOUNT OUTSTANDING       DATE DUE
--------------------------------------------------------------------------------

     Not  Applicable

ITEM 13.  DEFAULTS BY THE OBLIGOR.

     (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None

     (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

     IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     Not Applicable

ITEM 15.  FOREIGN TRUSTEE.

     IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

     Not Applicable

ITEM 16.  LISTS OF EXHIBITS.

     1*   -COPY OF ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.
     2    -NO CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS IS
           FURNISHED SINCE THIS AUTHORITY IS CONTAINED IN THE ARTICLES OF ASSOCIATION OF THE TRUSTEE.
     3*   -COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST
           POWERS.
     4*   -COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, AS NOW IN EFFECT.
     5    -NOT APPLICABLE.
     6    -THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321 (B) OF THE ACT.
     7    -A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED
           PURSUANT TO THE LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.
     8    -NOT APPLICABLE
     9    -NOT APPLICABLE
________________

*EXHIBITS THUS DESIGNATED HAVE HERETOFORE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, HAVE NOT BEEN AMENDED SINCE FILING AND ARE INCORPORATED HEREIN BY REFERENCE (SEE EXHIBIT T-1 REGISTRATION NUMBER 333-43241).

     IN ANSWERING ANY ITEM IN THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION WHICH RELATES TO MATTERS PECULIARLY WITHIN THE KNOWLEDGE OF THE OBLIGOR OR OF ITS DIRECTORS OR OFFICERS, OR AN UNDERWRITER FOR THE OBLIGOR, THE UNDERSIGNED, FIRST UNION NATIONAL BANK, HAS RELIED UPON INFORMATION FURNISHED TO IT BY THE OBLIGOR OR SUCH UNDERWRITER.

                                   SIGNATURE


     PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, FIRST UNION NATIONAL BANK, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEWARK, AND STATE OF NEW JERSEY, ON THE 9TH DAY OF MARCH, 1998.


                                              FIRST UNION NATIONAL BANK

                                              (TRUSTEE)



(CORPORATE SEAL)
                                              BY:      /S/ RICK BARNES
                                                 ------------------------------
                                                       ASSISTANT VICE PRESIDENT

                                  EXHIBIT T-6


                              CONSENT OF TRUSTEE


     PURSUANT TO THE REQUIREMENTS OF SECTION 321 (B) OF THE TRUST INDENTURE ACT OF 1939, AND IN CONNECTION WITH THE PROPOSED ISSUE OF IKON OFFICE SOLUTIONS, INC., WE HEREBY CONSENT THAT REPORTS OF EXAMINATIONS BY FEDERAL, STATE, TERRITORIAL OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST THEREFOR.



                              FIRST UNION NATIONAL BANK



                              BY:          /S/ RICK BARNES
                                 --------------------------------------------
                                       ASSISTANT VICE PRESIDENT



NEWARK, NJ
MARCH 9, 1998

                                  EXHIBIT T-7
                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the First Fidelity Bank, National Association , at the close of business on December 31, 1997, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 33869 Comptroller of the Currency Northeastern District.

STATEMENT OF RESOURCES AND LIABILITIES

                                    ASSETS
                              Thousand of Dollars
                              -------------------
Cash and balance due from depository institutions:
  Noninterest-bearing balances and currency and coin................   1,725,148
  Interest-bearing balances.........................................   4,216,934
 Securities.........................................................  //////////
  Hold-to-maturity securities.......................................     337,471
  Available-for-sale securities.....................................   3,949,655
Federal funds sold and securities purchased under agreements........      51,999
      to resell.
Loans and lease financing receivables:
      Loan and leases, net of unearned income.......................  15,757,193
      LESS: Allowance for loan and lease losses.....................     196,929
      LESS: Allocated transfer risk reserve.........................           0
      Loans and leases, net of unearned income, allowance, and
      reserve.......................................................  15,560,264
Assets held in trading accounts.....................................           0
Premises and fixed assets (including capitalized leases)............     418,837
Other real estate owned.............................................      36,598
Investment in unconsolidated subsidiaries and associated
companies...........................................................      37,868
Customer's liability to this bank on acceptances outstanding........      91,787
Intangible assets...................................................     382,749
Other assets........................................................   1,043,467
Total assets........................................................  27,852,777

                                  LIABILITIES
Deposits:
      In domestic offices...........................................  20,810,085
        Noninterest-bearing.........................................   3,480,114
        Interest-bearing............................................  17,329,971
      In foreign offices, Edge and Agreement subsidiaries,
      and IBFs......................................................     736,612
        Noninterest-bearing.........................................         136
        Interest-bearing............................................     736,476
Federal funds purchased and securities sold under agreements
      to repurchase ................................................   2,581,021
Demand notes issued to the U.S. Treasury............................      64,236
Trading liabilities.................................................           0

Other borrowed money (includes mortgage indebtness and obligations under capitalized leases).
      With original maturity of one year or less....................           0
      With original maturity of more than one year..................       7,510
      With original maturity of more than three years...............       5,777
Bank's liability on acceptances executed and outstanding............      93,594
Subordinated notes and debentures...................................     450,000
Other liabilities...................................................     812,999
Total liabilities...................................................  25,561,834
Limited-life preferred stock and related surplus....................           0

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.......................     160,540
Common Stock........................................................     452,156
Surplus.............................................................   1,303,224
Undivided profits and capital reserves..............................     342,689
Net unrealized holding gains (losses) on available-for-sale.........  //////////
 securities.........................................................      32,334
Cumulative foreign currency translation adjustments.................           0
Total equity capital................................................   2,290,943
Total liabilities, limited-life preferred stock and equity..........  //////////
  capital...........................................................  27,852,777

ikon